                                                         EXHIBIT 10.16
To:       Enron Oil & Gas Marketing, Inc.
          1400 Smith Street
          Houston, Texas 77002

Attn:     Manager, Marketing Administration

From:     Enron Finance Corp.
          1400 Smith Street
          Houston, Texas 77002

Date:     March 25, 1991

                             CONFIRMATION

EFC Transaction Reference No.:

          The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

          The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

          This Confirmation supplements, forms part of, and is subject to, the following master swap agreement:

Dated As Of:             January 1, 1991

Between:                 Enron Oil & Gas Marketing, Inc. ("EOGM")

And:                     Enron Finance Corp. ("EFC")

          All provisions contained in the master swap agreement govern this Confirmation except as expressly modified below.

          The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:               Pipeline quality natural gas ("Natural Gas").

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Page 2
Quantity Per Period:                              QUANTITY PER DAY
                         PERIOD                       PER PERIOD

                         (a) April 1991                20,000 MMBtu
                         (b) May 1991                  40,000 MMBtu
                         (c) June 1991 through
                              December 1991            60,000 MMBtu
                         (d) January 1992 through
                              December 2000            40,000 MMBtu

                         "MMBtu" means one million British thermal units.

Effective Date:          April 1, 1991

Termination Date:        December 31, 2000

          The terms of this Swap Transaction relating to the Fixed Price Payer are as follows:

Fixed Price Payer:       EFC

Payment Dates:           Three Business Days after each Period Date.

Period End Dates:        The last day of each calendar month with the
                         first Period End Date being April 30, 1991.

Fixed Amount:            $_____ ($2.45 per MMBtu x Quantity Per Day
                         Per Period x the number of Days in the
                         Period.

Period:                  Each Calendar month beginning with April
                         1991.

          The terms of this Swap Transaction relating to the Floating Price Payer are as follows:

Floating Price Payer:    EOGM

Payment Dates:           Twenty-five Business days after each Period
                         End Date.

Period End Dates:        The last day of each calendar month with the
                         first period
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Page 3
                         End Date being April 30, 1991.

Floating Amount:         The product of:  the Quantity Per Day Per
                         Period x the number of Days in the Period x the number determined by subtracting $0.13 from the per MMBtu price reported in the first publication each month of NATURAL GAS
                         WEEK, in the table entitled "Cash Market Hub
                         Trading" as reported for the Current month for Henry Hub, La.

Period:                  Each calendar month beginning with April
                         1991.

Banking Day Convention:  If any specified Payment Date is not a New
                         York Banking Day such Payment Date will be the first following Day which is a New York Banking Day.

Alternate Component
Prices:

          If NATURAL GAS WEEK is not published for any Period, the Component Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that Period for natural gas delivered to Henry Hub, La.

PAYMENT INSTRUCTIONS
When remitting funds
to us, please pay:       Citibank, New York, NY; ABA Routing Number
                         021000089

For the Account of:      Enron Corp. for the benefit of Enron Finance
                         Corp.

Account Number:          00076486

We will pay you:         Through the Fedwire to First City National
                         Bank, Houston, Texas, ABA Routing No.
                         113000010, for credit to Enron Oil & Gas
                         Marketing, Inc. Account No. 001-00-8640.

          Each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgement to such effect to the attention of the Enron Finance Corp. (Fax No. 713/750-6831) within three New York Banking Days following receipt of this

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Page 4

Confirmation.

          Please check this Confirmation carefully upon receipt so that errors and discrepancies can be promptly identified and rectified.

          Enron Finance Corp. is very pleased to have concluded this transaction with you.

                              Regards,

                              ENRON FINANCE CORP.

                              By:
                              Name:     Mark E. Haedicke
                              Title:    Vice President and General
                                        Counsel

                              ENRON OIL & GAS MARKETING, INC.

                              By:
                              Name:     G. E. Uthlaut
                              Title:    Senior Vice President,
                                        Operations

To:       Enron Oil & Gas Marketing, Inc.
          1400 Smith Street
          Houston, Texas 77002

Attn:     Manager, Marketing Administration

From:     Enron Finance Corp.
          1400 Smith Street
          Houston, Texas 77002

Date:     April 25, 1991

                             CONFIRMATION

EFC Transaction Reference No.:

          The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

          The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

          This Confirmation supplements, forms part of, and is subject to, the following master swap agreement:

Dated As Of:             March 25, 1991

Between:                 Enron Oil & Gas Marketing, Inc. ("EOGM")

And:                     Enron Finance Corp. ("EFC")

          All provisions contained in the master swap agreement govern this Confirmation except as expressly modified below.

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Page 2
          The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                    Pipeline quality natural gas ("Natural
                              Gas").

Quantity Per Period:                              QUANTITY PER DAY
                         PERIOD                       PER PERIOD

                         (a) April 1991                20,000 MMBtu
                         (b) May 1991                  40,000 MMBtu
                         (c) June 1991 through
                              December 1991            60,000 MMBtu
                         (d) January 1992 through
                              December 2000            40,000 MMBtu

                         "MMBtu" means one million British thermal
                          units.

Effective Date:          April 1, 1991

Termination Date:        December 31, 2000

          The terms of this Swap Transaction relating to the Fixed Price Payer are as follows:

Fixed Price Payer:       EFC

Payment Dates:           On or before the twenty-fifth (25th) day of
                         the calendar month after each Period End
                         Date.

Period End Dates:        The last day of each calendar month with the
                         first Period End Date being April 30, 1991.

Fixed Amount:            $_____ ($2.45 per MMBtu x Quantity Per Day
                         Per Period x the number of Days in the
                         Period.

Period:                  Each Calendar month beginning with April
                         1991.
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Page 3
          The terms of this Swap Transaction relating to the Floating Price Payer are as follows:

Floating Price Payer:    EOGM

Payment Dates:           On or before the twenty-fifth (25th) day of
                         the calendar month after each Period End
                         Date.

Period End Dates:        The last day of each calendar month with the
                         first period End Date being April 30, 1991.

Floating Amount:         The product of:  the Quantity Per Day Per
                         Period x the number of Days in the Period x the number determined by subtracting $0.13 from the per MMBtu price reported in the first publication each month of NATURAL GAS
                         WEEK, in the table entitled "Cash Market Hub
                         Trading" as reported for the Current month for Henry Hub, La.

Period:                  Each calendar month beginning with April
                         1991.

Alternate Component
Prices:                  If NATURAL GAS WEEK is not published for any
Period, the Component Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that Period for natural gas delivered to Henry Hub, La.

PAYMENT INSTRUCTIONS
When remitting funds
to us, please pay:       Hibernia National of New Orleans;
                         ABA Routing Number 065000090

For the Account of:      Enron Finance Corp.

Account Number:          812141872

We will pay you:         Through the Fedwire to NCNB, Houston, Texas,
ABA Routing No. 111000025, for credit to Enron Oil & Gas Marketing, Inc. Account No. 414-032-9304.

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Page 4
          Subject to the netting of cross payments as provided in the master swap agreement, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgement to such effect to the attention of the Enron Finance Corp. (Fax No. 713/750-6831) within three New York Banking Days following receipt of this Confirmation.

          Please check this Confirmation carefully upon receipt so that errors and discrepancies can be promptly identified and rectified.

          Enron Finance Corp. is very pleased to have concluded this transaction with you.

                              Regards,

                              ENRON FINANCE CORP.
                              By:
                              Name: John J. Esslinger
                              Title:    President

                              ENRON OIL & GAS MARKETING, INC.
                              By:
                              Name: Andrew N. Hoyle
                              Title:    Vice President, Marketing

To:       Enron Oil & Gas Marketing, Inc.
          1400 Smith Street
          Houston, Texas 77002

Attn:     Business Development Dept.

From:     Enron Finance Corp.
          1400 Smith Street
          Houston, Texas 77002

Date:     September 23, 1992

                             CONFIRMATION

EFC Transaction Reference No.:

          The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

          The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

          Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

          This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                  March 25, 1991

Between:                      Enron Oil & Gas Marketing, Inc. ("EOG")

And:                          Enron Finance Corp. ("EFC")

          Upon execution, all provisions contained in the master swap agreement govern this Confirmation except as expressly modified below.

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Page 2
          The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                    Pipeline quality natural gas ("Natural
                              Gas").

Quantity Per Period:                              QUANTITY PER DAY
                         PERIOD                       PER PERIOD

                         October 1, 1992
                              thru                40,000 MMBtu
                         December 31, 1995

                         "MMBtu" means one million British thermal units.

Effective Date:          October 1, 1992

Termination Date:        December 31, 1995

          The terms of this Swap Transaction relating to the Fixed Price Payer are as follows:

Fixed Price Payer:       EOG

Payment Dates:           Twenty-five days after each Period End Date.

Period End Dates:        The last day of each calendar month with the
                         first Period End Date being October 31, 1992.

Fixed Amount:            $2.45/MMBtu/Dry x 40,000 MMBtu per day for
                         October, 1992 through December, 1995.

Period:                  Each Calendar month beginning with October,
                         1992.

          The terms of this Swap Transaction relating to the Floating Price Payer are as follows:

Floating Price Payer:    EFC

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Page 3

Payment Dates:           Twenty-five Business days after each Period
                         End Date.

Period End Dates:        The last day of each calendar month with the
                         first period End Date being October 31, 1992.

Floating Amount:         The product of:  the Quantity Per Day Per
                         Period x the number of Days in the Period x the number determined by subtracting $0.13 from the per MMBtu price reported in the first publication each month of NATURAL GAS
                         WEEK, in the table entitled "Cash Market Hub
                         Trading" as reported for the Current month for Henry Hub, La.

Period: Each calendar month beginning with October, 1992.

Banking Day Convention:  If any specified Payment Date is not a New
                         York Banking Day such Payment Date will be the first following Day which is a New York Banking Day.

Alternate Component
Prices:

          If NATURAL GAS WEEK is not published for any Period, the Component Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that Period for natural gas delivered to Henry Hub, La.

PAYMENT INSTRUCTIONS
When remitting funds     Nations Bank of Texas
to us, please pay:       ABA Routing Number 111000025

For the Account of:      Enron Finance Corp.
Account Number:          414 032 9339

We will pay you:         Through the Fedwire to NCNB, Houston, Texas,
                         ABA Routing No. 111000025, for credit to
                         Enron Oil & Gas Marketing, Inc. Account No.
                         414-032-9304.
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Page 4
          Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgement to such effect to the attention of the Enron Finance Corp. (Fax No. 713/646-3239) within three New York Banking Days following receipt of this Confirmation.

          Please check this Confirmation carefully upon receipt so that errors and discrepancies can be promptly identified and rectified.

          Enron Finance Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING,INC.     ENRON FINANCE CORP.

Andrew N. Hoyle                    Lou L. Pai
Vice President, Marketing          Vice President September 22, 1992
Date:  9/28/92